EXHIBIT 10.4

FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CONSOLIDATED GUARANTY AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CONSOLIDATED GUARANTY AGREEMENT (this “Amendment”) is made and entered into as of December 21, 2006 by INTERCONTINENTAL HOTELS GROUP PLC, a corporation organized and existing under the laws of England and Wales (“Guarantor”), HPT TRS IHG-1, INC., a Maryland corporation (together with its successors and assigns, “TRS1”), HPT TRS IHG-2, INC., a Maryland corporation (together with its successors and assigns, “TRS2”), HPT TRS IHG-3, INC., a Maryland corporation (together with its successors and assigns, “TRS3”), HPT IHG PR, INC., a Puerto Rico corporation (together with its successors and assigns, “PR Landlord”), and HOSPITALITY PROPERTIES TRUST, a Maryland real estate investment trust (together with its successors and assigns, “Trust”; and Trust together with TRS1, TRS2, TRS3 and PR Landlord, collectively, “HPT” or the “HPT Parties”).

W I T N E S S E T H :

WHEREAS, Guarantor entered into that certain Second Amended and Restated Consolidated Guaranty Agreement, dated as of January 20, 2006, for the benefit of the HPT Parties (the “Guaranty”); and

WHEREAS, the Guaranty covers (among other things) various obligations owed to TRS2 under that certain Amended and Restated Management Agreement, dated as of January 6, 2006, between TRS2 and IHG Management (Maryland) LLC and Intercontinental Hotels Group (Canada), Inc. (the “IHG4 Management Agreement”); and

WHEREAS, the IHG4 Management Agreement provides that the Base Priority Amount (as defined therein) will be increased to the extent of certain payments to be made under Section 3.2(b) of the Purchase Agreement (as defined in the IHG4 Management Agreement); and

WHEREAS, at the request of certain affiliates of Guarantor, the parties to the Purchase Agreement are entering into a First Amendment to Amended and Restated Purchase and Sale Agreement (the “Purchase Agreement Amendment”) to delay the timing of one of the payments to be made under Section 3.2(b) of the Purchase Agreement; and

WHEREAS, in connection with the Purchase Agreement Amendment, TRS2, IHG Management (Maryland) LLC and InterContinental Hotels Group (Canada), Inc. are entering into a First Amendment to Amended and Restated Management Agreement

(the “IHG Management Agreement Amendment”) to amend the IHG4 Management Agreement to delay the increase in Base Priority Amount which corresponds to the delay in the payment documented under the Purchase Agreement Amendment; and

WHEREAS, the amendment to the definition of Base Priority Amount pursuant to the IHG4 Management Agreement Amendment would affect the calculation of the IHG4 Coverage Ratio (as defined in the Guaranty) for the 2007 calendar year; and

WHEREAS, it is a condition precedent to TRS2 entering into the IHG4 Management Agreement Amendment that the calculation of the IHG4 Coverage Ratio for the 2007 calendar year be unaffected by the IHG4 Management Agreement Amendment and that the Guarantor enter into this Amendment; and

WHEREAS, the IHG4 Management Agreement Amendment constitutes a direct material benefit to the Guarantor;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Calculation of IHG4 Coverage Ratio.  Notwithstanding anything contained in the Guaranty to the contrary, for purposes of calculating the IHG4 Coverage Ratio during the 2007 calendar year, any such calculation shall assume that Purchaser performed its obligation under Section 3.2(b) of the original Purchase Agreement to fund $10,000,000 of the “Additional Purchase Price” (as defined in the Purchase Agreement) on December 31, 2006 and that the Base Priority Amount was increased by $850,000 as of January 1, 2007 (despite the express terms and conditions of the Purchase Agreement Amendment and the IHG4 Management Agreement Amendment).

2.             Ratification.  As modified hereby, the Guaranty remains in full force and effect and is hereby ratified and confirmed.  All references in the Guaranty to the “Agreement” shall refer to the Guaranty as modified by this Amendment.

3.             Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but which, when taken together, shall constitute but one instrument and shall become effective as of the date hereof when copies hereof, which when taken together bear the signatures of each of the parties hereto, shall have been signed.  Any such counterpart may be delivered by facsimile or

e-mail (in .pdf format), and any signature so delivered shall be deemed an original signature for all purposes.

WITNESS the execution hereof under seal as of the date above first written.

INTERCONTINENTAL HOTELS GROUP PLC

By:	/s/ Richard Solomon
Name:	Richard Solomon
Its:	Financial Director

By:	/s/ Richard T. Winter
Name:	Richard T. Winter
Its:	Company Secretary

[Signatures continue on next page.]

ACKNOWLEDGED AND AGREED:

HPT TRS IHG-1, INC.

By:	/s/ John G. Murray
John G. Murray
Vice President

HPT TRS IHG-2, INC.

By:	/s/ John G. Murray
John G. Murray
Vice President

HPT TRS IHG-3, INC.

By:	/s/ John G. Murray
John G. Murray
Vice President

HPT IHG PR, INC.

By:	/s/ John G. Murray
John G. Murray
President

HOSPITALITY PROPERTIES TRUST

By:	/s/ John G. Murray
John G. Murray
President